Exhibit 99.7
                                  ------------
                CSC Computational Materials dated March 17, 2005






[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report


Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)


Total Number of Loans                                              2,467
Total Outstanding Balance                                   $411,556,205
Average Loan Balance                                            $166,825              $33,405 to $500,000
WA Mortgage Rate                                                  7.424%                4.990% to 12.500%
Net WAC                                                           6.915%                4.481% to 11.991%
ARM Characteristics
        WA Gross Margin                                           6.722%                3.185% to 8.000%
        WA Months to First Roll                                       33                     3 to 36
        WA First Periodic Cap                                     1.834%                1.000% to 7.000%
        WA Subsequent Periodic Cap                                1.404%                1.000% to 2.000%
        WA Lifetime Cap                                          14.247%               10.500% to 19.500%
        WA Lifetime Floor                                         7.384%                1.800% to 14.400%
WA Original Term (months)                                            358                   180 to 360
WA Remaining Term (months)                                           357                   177 to 360
WA LTV                                                            70.47%                8.50% to 100.00%
Percentage of Pool with CLTV > 100%                                0.00%
WA FICO                                                              596

Secured by (% of pool)           1st Liens                       100.00%
                                 2nd Liens                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  74.46%




-------------------------------------------------------------------------------------------------------------------------------
Top 5 States:         Top 5 Prop:          Doc Types:         Purpose Codes     Occ Codes      Grades         Orig PP Term
-------------         -----------          ----------         -------------     ---------      ------         ------------

CA            34.72% SFR       70.43%    FULL     59.36%     RCO    59.27%    OO  97.80%    A    65.01%       0       25.54%
FL             8.92% PUD       16.15%    STATED   40.64%     PUR    36.62%    INV  1.61%    A-    5.23%       6        0.02%
NV             5.13% CND        7.28%                        RNC     4.11%    2H   0.59%    B    10.27%       9        0.58%
NY             4.89% 2 FAM      3.89%                                                       C    12.20%      12        4.44%
NJ             4.68% 3 FAM      1.35%                                                       C-    3.59%      13        0.07%
                                                                                            D     3.70%      24       15.43%
                                                                                                             36       53.93%


-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-1

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                         Program
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------

30Y LIB6M                        $772,561         4      0.19    $193,140     7.143      359.12      613      82.7
30Y LIB6M - IO                   $308,965         1      0.08    $308,965     7.375      353.00      630      80.0
2/28 LIB6M                    $55,253,490       317     13.43    $174,301     7.234      358.68      602      71.7
2/28 LIB6M - IO               $14,663,273        61      3.56    $240,382     6.840      358.93      609      79.2
3/27 LIB6M                   $254,077,165     1,604     61.74    $158,402     7.563      359.20      590      70.0
3/27 LIB6M - IO               $51,866,654       223     12.60    $232,586     6.912      359.26      611      76.2
15Yr Fixed                     $2,861,780        25      0.70    $114,471     7.900      178.67      571      51.4
15Yr Fixed - CC                $1,121,866        11      0.27    $101,988     8.365      179.00      562      58.7
20Yr Fixed                        $99,735         1      0.02     $99,735     9.990      238.00      555      23.8
30Yr Fixed                    $25,753,490       181      6.26    $142,284     7.565      358.76      604      60.7
30Yr Fixed - CC                $4,721,473        38      1.15    $124,249     8.287      358.96      585      60.8
30/15 Fixed Balloon               $55,753         1      0.01     $55,753    10.250      179.00      645      17.4
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                         Original Term
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $376,942,107     2,210     91.59    $170,562     7.396      359.12      596      71.5
Fixed 180                      $4,039,400        37      0.98    $109,173     8.062      178.76      570      52.9
Fixed 240                         $99,735         1      0.02     $99,735     9.990      238.00      555      23.8
Fixed 360                     $30,474,963       219      7.40    $139,155     7.677      358.79      601      60.7
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                         Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00        $1,624,395        34      0.39     $47,776     9.570      331.65      575      56.2
$50,000.01 - $75,000.00       $20,667,682       318      5.02     $64,993     8.348      352.92      600      73.7
$75,000.01 - $100,000.00      $22,597,004       257      5.49     $87,926     7.986      354.36      593      67.3
$100,000.01 - $150,000.00     $68,587,903       546     16.67    $125,619     7.697      357.19      590      67.8
$150,000.01 - $200,000.00     $89,921,022       512     21.85    $175,627     7.373      358.09      594      69.1
$200,000.01 - $250,000.00     $93,097,872       413     22.62    $225,419     7.263      356.94      593      71.8
$250,000.01 - $300,000.00     $65,647,303       238     15.95    $275,829     7.162      358.37      601      71.4
$300,000.01 - $350,000.00     $43,241,853       133     10.51    $325,127     7.023      359.26      602      73.2
$350,000.01 - $400,000.00      $4,751,682        13      1.15    $365,514     7.549      358.84      593      76.8
$450,000.01 - $500,000.00      $1,419,490         3      0.34    $473,163     7.137      359.35      655      70.7
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------

                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                           State
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                          $450,034         5      0.11     $90,007     8.490      359.01      544      69.9
Alaska                            $99,942         1      0.02     $99,942     8.750      359.00      594      38.5
Arizona                       $10,716,479        76      2.60    $141,006     7.330      359.11      608      77.3
Arkansas                         $203,425         3      0.05     $67,808     9.817      359.32      550      81.3
California                   $142,904,946       661     34.72    $216,195     7.066      358.76      591      67.9
Colorado                      $10,501,699        61      2.55    $172,159     7.031      359.23      617      78.5
Connecticut                    $7,226,439        45      1.76    $160,588     8.060      355.37      570      66.8
Delaware                       $1,163,653         7      0.28    $166,236     7.162      359.05      576      65.2
District of Columbia           $3,763,496        21      0.91    $179,214     8.019      358.92      567      54.4
Florida                       $36,713,500       246      8.92    $149,242     7.591      356.11      602      72.8
Georgia                        $8,048,399        61      1.96    $131,941     7.747      355.00      611      75.6
Hawaii                         $3,213,608        13      0.78    $247,201     7.062      355.18      614      70.1
Idaho                          $1,036,521        10      0.25    $103,652     7.355      359.38      594      75.1
Illinois                       $9,276,322        67      2.25    $138,453     7.865      355.72      617      71.7
Indiana                        $2,542,926        25      0.62    $101,717     8.244      358.86      607      75.8
Iowa                             $581,769         7      0.14     $83,110     8.817      358.50      583      75.7
Kansas                           $322,881         4      0.08     $80,720     7.709      331.38      635      77.7
Kentucky                       $3,886,596        37      0.94    $105,043     7.676      359.20      613      76.9
Louisiana                      $2,461,743        20      0.60    $123,087     7.643      358.90      619      78.8
Maine                            $220,355         3      0.05     $73,452     9.501      358.63      542      44.7
Maryland                      $12,920,790        70      3.14    $184,583     8.031      359.10      577      69.7
Massachusetts                 $12,870,030        69      3.13    $186,522     7.425      354.22      572      65.4
Michigan                       $8,096,274        76      1.97    $106,530     8.117      359.19      585      74.0
Minnesota                      $4,449,904        24      1.08    $185,413     7.285      349.93      610      78.4
Mississippi                    $1,353,236        15      0.33     $90,216     8.115      359.04      588      81.5
Missouri                       $2,940,698        23      0.71    $127,856     7.688      359.31      615      81.0
Montana                          $958,653         8      0.23    $119,832     7.209      359.62      590      76.3
Nebraska                         $492,448         5      0.12     $98,490     8.239      359.60      616      81.5
Nevada                        $21,105,535       108      5.13    $195,422     7.278      358.47      602      71.7
New Hampshire                  $1,098,313         7      0.27    $156,902     7.493      359.31      577      65.6
New Jersey                    $19,263,093       106      4.68    $181,727     8.194      357.19      588      65.6
New Mexico                       $489,381         3      0.12    $163,127     9.294      358.59      628      87.2
New York                      $20,145,110        92      4.89    $218,969     7.318      351.26      590      63.7
North Carolina                 $1,745,978        13      0.42    $134,306     8.430      358.79      554      68.4
North Dakota                     $111,200         1      0.03    $111,200     7.750      360.00      724      80.0
Ohio                           $2,409,830        22      0.59    $109,538     8.089      359.27      606      79.4
Oklahoma                       $1,016,036        13      0.25     $78,157     7.964      358.51      617      79.7
Oregon                         $6,107,660        40      1.48    $152,691     6.823      358.93      611      75.6
Pennsylvania                   $5,431,083        39      1.32    $139,259     7.973      356.44      583      72.0
Rhode Island                     $669,554         5      0.16    $133,911     8.257      358.79      589      55.6
South Carolina                   $386,532         4      0.09     $96,633     9.245      359.00      599      63.4
South Dakota                      $69,454         1      0.02     $69,454     7.400      358.00      622      80.0
Tennessee                      $4,560,514        38      1.11    $120,014     7.213      355.47      619      79.1
Texas                         $14,333,227       159      3.48     $90,146     7.689      351.67      619      76.2
Utah                           $4,512,243        38      1.10    $118,743     7.002      359.17      623      80.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-3

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                           State
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Virginia                       $9,323,823        51      2.27    $182,820     7.383      358.42      588      70.6
Washington                     $6,451,370        37      1.57    $174,361     7.197      358.97      617      74.7
West Virginia                    $433,382         3      0.11    $144,461     9.310      359.63      535      71.3
Wisconsin                      $2,002,286        19      0.49    $105,383     8.665      351.05      602      76.7
Wyoming                          $473,834         5      0.12     $94,767     7.363      358.87      595      76.6

----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                           Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $40,891,845       292      9.94    $140,041     7.423      352.29      568      40.1
50.01 - 55.00                 $25,727,379       151      6.25    $170,380     7.365      355.63      567      52.8
55.01 - 60.00                 $26,240,935       145      6.38    $180,972     7.415      355.12      570      57.7
60.01 - 65.00                 $35,382,698       193      8.60    $183,330     7.850      357.53      557      63.3
65.01 - 70.00                 $35,732,427       210      8.68    $170,154     7.661      354.71      567      68.5
70.01 - 75.00                 $43,966,654       238     10.68    $184,734     7.765      357.84      579      73.6
75.01 - 80.00                $166,305,324     1,018     40.41    $163,365     7.107      359.16      631      79.8
80.01 - 85.00                 $18,141,269       110      4.41    $164,921     7.761      358.33      580      84.5
85.01 - 90.00                 $12,991,083        64      3.16    $202,986     7.640      359.18      594      89.8
90.01 - 95.00                  $2,614,402        20      0.64    $130,720     8.711      359.12      604      94.6
95.01 - 100.00                 $3,562,190        26      0.87    $137,007     8.500      358.90      607      99.9
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                 Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $151,520         1      0.04    $151,520     4.990      360.00      624      80.0
5.001 - 5.500                  $2,524,204        13      0.61    $194,170     5.423      329.24      658      69.9
5.501 - 6.000                 $21,909,464       102      5.32    $214,799     5.878      359.34      627      70.7
6.001 - 6.500                 $52,566,362       268     12.77    $196,143     6.351      358.41      625      72.4
6.501 - 7.000                $102,511,556       559     24.91    $183,384     6.807      358.37      609      70.2
7.001 - 7.500                 $74,999,011       440     18.22    $170,452     7.315      358.87      596      70.6
7.501 - 8.000                 $82,753,225       515     20.11    $160,686     7.801      357.27      587      71.2
8.001 - 8.500                 $21,404,828       141      5.20    $151,807     8.306      354.29      557      65.1
8.501 - 9.000                 $19,056,608       132      4.63    $144,368     8.829      353.40      561      68.1
9.001 - 9.500                 $11,537,600        81      2.80    $142,440     9.334      355.03      553      71.2
9.501 - 10.000                 $9,361,191        87      2.27    $107,600     9.862      351.08      554      67.4
10.001 - 10.500                $4,526,414        40      1.10    $113,160    10.343      350.27      541      70.0
10.501 - 11.000                $3,165,690        36      0.77     $87,936    10.810      352.82      536      73.0
11.001 - 11.500                $1,953,545        18      0.47    $108,530    11.303      359.33      532      71.7




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                 Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                $2,428,293        29      0.59     $83,734    11.797      359.14      542      76.4
12.001 - 12.500                  $706,695         5      0.17    $141,339    12.173      358.95      561      83.3

----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                           Property Type
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                          $289,839,389     1,781     70.43    $162,740     7.444      357.33      592      69.6
PUD                           $66,467,669       374     16.15    $177,721     7.332      356.73      605      74.1
CND                           $29,945,426       187      7.28    $160,136     7.384      357.98      604      74.8
2 FAM                         $16,024,842        85      3.89    $188,528     7.529      356.78      592      64.8
3 FAM                          $5,539,444        20      1.35    $276,972     7.265      358.71      593      61.7
CNDP                           $2,435,971        13      0.59    $187,382     7.505      359.14      643      75.4
4 FAM                          $1,303,465         7      0.32    $186,209     7.876      358.74      599      77.8
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                           Purpose
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
RCO                          $243,909,943     1,400     59.27    $174,221     7.563      356.27      573      65.1
PUR                          $150,713,308       960     36.62    $156,993     7.191      359.13      634      79.3
RNC                           $16,932,953       107      4.11    $158,252     7.508      355.65      592      70.0

----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------



                                                           Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                           $402,521,192     2,399     97.80    $167,787     7.410      357.31      596      70.7
INV                            $6,625,566        49      1.61    $135,216     7.900      359.10      596      61.0
2H                             $2,409,446        19      0.59    $126,813     8.480      349.67      573      54.1
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------




                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
121 - 180                      $4,039,400        37      0.98    $109,173     8.062      178.76      570      52.9




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
181 - 300                         $99,735         1      0.02     $99,735     9.990      238.00      555      23.8
301 - 360                    $407,417,070     2,429     98.99    $167,730     7.417      359.09      596      70.7
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------




                                                 Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                         $244,297,906     1,538     59.36    $158,841     7.481      357.51      581      70.8
STATED INCOME                $167,258,299       929     40.64    $180,041     7.342      356.97      617      70.0
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------




                                                         Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                        $596,682         2      0.14    $298,341     6.326      359.47      813      81.5
781 - 800                        $232,000         1      0.06    $232,000     6.990      360.00      786      80.0
761 - 780                      $2,422,801        12      0.59    $201,900     6.400      359.47      771      77.0
741 - 760                      $3,859,796        20      0.94    $192,990     6.533      358.99      751      77.2
721 - 740                      $5,440,012        30      1.32    $181,334     6.909      359.28      730      79.8
701 - 720                      $4,998,403        36      1.21    $138,845     6.805      355.78      709      76.0
681 - 700                     $12,280,609        72      2.98    $170,564     6.890      358.97      689      74.8
661 - 680                     $22,489,215       138      5.46    $162,965     7.039      359.05      670      77.3
641 - 660                     $31,686,834       202      7.70    $156,866     7.043      358.02      649      76.4
621 - 640                     $57,173,141       330     13.89    $173,252     7.054      358.50      630      75.6
601 - 620                     $51,584,241       293     12.53    $176,055     7.120      357.90      611      73.8
581 - 600                     $50,091,965       303     12.17    $165,320     7.290      357.58      590      71.4
561 - 580                     $40,982,313       251      9.96    $163,276     7.536      355.78      571      67.2
541 - 560                     $38,794,679       236      9.43    $164,384     7.743      354.26      550      62.8
521 - 540                     $46,200,098       271     11.23    $170,480     7.958      355.60      530      63.1
501 - 520                     $40,141,120       254      9.75    $158,036     8.413      358.26      512      64.4
<= 500                         $2,582,296        16      0.63    $161,393     8.268      359.08      500      65.4
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------




                                                         Grade
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
A                            $267,557,739     1,594     65.01    $167,853     7.189      357.58      613      73.3
A-                            $21,519,867       120      5.23    $179,332     7.388      356.41      569      65.4




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-6

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                          Grade
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
B                             $42,282,686       254     10.27    $166,467     7.688      357.37      569      65.7
C                             $50,223,506       303     12.20    $165,754     8.089      357.12      555      64.2
C-                            $14,762,664       104      3.59    $141,949     7.852      351.83      567      65.8
D                             $15,209,743        92      3.70    $165,323     8.272      359.22      561      66.3
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------




                                          Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0                            $105,118,546       647     25.54    $162,471     8.023      355.70      592      68.2
6                                 $82,206         1      0.02     $82,206     7.250      357.00      737      80.0
9                              $2,389,218        12      0.58    $199,101     7.212      359.91      566      73.0
12                            $18,260,243        90      4.44    $202,892     7.140      349.02      598      65.7
13                               $280,000         1      0.07    $280,000     5.990      359.00      617      53.3
24                            $63,492,162       346     15.43    $183,503     7.156      358.13      602      74.2
36                           $221,933,830     1,370     53.93    $161,995     7.245      358.46      596      70.9
----------------------------------------------------------------------------------------------------------------------------------
                             $411,556,205     2,467    100.00    $166,825     7.424      357.29      596      70.5
----------------------------------------------------------------------------------------------------------------------------------





                                                          Range of Months to Roll           (Excludes   257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                   WA        CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION        MTR       BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
0 - 6                5         $1,081,526         5      0.29    $216,305     7.209      357.37      618      81.9
19 - 24             23        $69,916,762       378     18.55    $184,965     7.151      358.73      603      73.3
25 - 31             30         $1,395,543         7      0.37    $199,363     7.447      353.54      569      72.5
32 - 37             35       $304,548,276     1,820     80.79    $167,334     7.453      359.24      594      71.0
----------------------------------------------------------------------------------------------------------------------------------
                             $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------



                                                          Range of Margin                   (Excludes   257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $114,749         1      0.03    $114,749     7.625      357.00      553      33.8
4.001 - 5.000                 $14,957,124        81      3.97    $184,656     6.734      359.19      580      63.2
5.001 - 6.000                 $69,731,094       391     18.50    $178,340     7.067      359.08      602      72.5
6.001 - 7.000                $153,060,659       869     40.61    $176,134     7.173      359.11      603      71.8
7.001 - 8.000                $139,078,482       868     36.90    $160,229     7.878      359.14      586      71.5
----------------------------------------------------------------------------------------------------------------------------------
6.722                        $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-7

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------


                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                          Range of Maximum Rates              (Excludes  257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                  $249,175         1      0.07    $249,175     5.500      357.00      609      59.5
11.001 - 11.500                  $705,675         4      0.19    $176,419     5.509      359.13      713      77.6
11.501 - 12.000                $1,799,900         8      0.48    $224,987     5.774      359.13      669      73.2
12.001 - 12.500                $7,303,467        39      1.94    $187,268     6.215      358.89      630      70.5
12.501 - 13.000               $31,439,050       155      8.34    $202,833     6.302      359.17      614      69.9
13.001 - 13.500               $53,765,160       282     14.26    $190,657     6.566      359.21      623      73.3
13.501 - 14.000               $99,066,744       544     26.28    $182,108     6.954      359.11      605      71.5
14.001 - 14.500               $63,449,391       370     16.83    $171,485     7.360      359.10      593      71.5
14.501 - 15.000               $61,334,364       381     16.27    $160,983     7.835      359.14      586      72.5
15.001 - 15.500               $15,743,419        96      4.18    $163,994     8.376      358.97      551      65.7
15.501 - 16.000               $15,027,279       102      3.99    $147,326     8.844      358.86      558      69.9
16.001 - 16.500                $8,517,865        57      2.26    $149,436     9.347      359.21      547      71.4
16.501 - 17.000                $7,635,361        67      2.03    $113,961     9.858      359.00      551      67.9
17.001 - 17.500                $3,857,067        31      1.02    $124,422    10.349      359.35      537      73.1
17.501 - 18.000                $2,819,764        30      0.75     $93,992    10.802      359.05      537      73.4
18.001 - 18.500                $1,698,120        15      0.45    $113,208    11.301      359.36      531      71.6
18.501 - 19.000                $1,823,612        23      0.48     $79,287    11.823      359.29      531      73.0
19.001 - 19.500                  $706,695         5      0.19    $141,339    12.173      358.95      561      83.3
----------------------------------------------------------------------------------------------------------------------------------
14.247                       $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------



                                                          Initial Periodic Rate Cap            (Excludes 257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                          $2,133,362        12      0.57    $177,780     7.572      358.80      620      79.4
1.500                        $289,046,168     1,708     76.68    $169,231     7.446      359.31      593      71.3
2.000                          $3,064,722        18      0.81    $170,262     7.469      358.33      563      69.3
3.000                         $82,396,909       471     21.86    $174,940     7.213      358.48      603      71.7
7.000                            $300,946         1      0.08    $300,946     7.500      359.00      650      80.0
----------------------------------------------------------------------------------------------------------------------------------
                             $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------



                                                 Subsequent Periodic Rate Cap                  (Excludes 257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                         $72,374,279       406     19.20    $178,262     7.249      358.51      604      70.9
1.500                        $304,380,564     1,802     80.75    $168,913     7.431      359.26      594      71.6
2.000                            $187,263         2      0.05     $93,632     8.705      357.00      517      51.0
----------------------------------------------------------------------------------------------------------------------------------
                             $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-8

[LOGO OMITTED]
Countrywide Securities Corporation
A Countrywide Capital Markets
Company                                            Computational Materials for
                         Countrywide Asset-Backed Certificates, Series 2005-02
-------------------------------------------------------------------------------

                                               Group 1

                                    ARM and Fixed        $411,556,205

                                            Detailed Report

                                                         Range of Lifetime Rate Floor         (Excludes 257  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $62,418         1      0.02     $62,418     7.800      357.00      685      79.9
4.001 - 5.000                    $482,580         3      0.13    $160,860     6.123      358.89      638      80.0
5.001 - 6.000                 $22,349,250       104      5.93    $214,897     5.887      359.38      626      70.9
6.001 - 7.000                $146,729,901       785     38.93    $186,917     6.674      359.17      614      71.7
7.001 - 8.000                $146,425,315       872     38.85    $167,919     7.573      359.07      591      72.3
8.001 - 9.000                 $32,658,275       211      8.66    $154,779     8.570      358.93      553      67.1
9.001 - 10.000                $17,075,096       129      4.53    $132,365     9.571      359.02      549      69.9
> 10.000                      $11,159,272       105      2.96    $106,279    10.898      359.21      539      73.7
----------------------------------------------------------------------------------------------------------------------------------
                             $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------



                                                         Next Interest Adjustment Date         (Excludes 257 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF      % OF      AVERAGE      GROSS      REMG.                ORIG
DESCRIPTION                  BALANCE         LOANS     TOTAL     BALANCE      WAC        TERM       FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
06/05                            $143,236         1      0.04    $143,236     6.875      357.00      696      80.0
08/05                            $562,790         2      0.15    $281,395     7.601      355.71      616      88.8
09/05                            $375,500         2      0.10    $187,750     6.750      360.00      591      72.2
10/06                            $816,355         5      0.22    $163,271     8.433      355.00      574      75.1
11/06                            $886,807         5      0.24    $177,361     7.591      356.00      611      76.1
12/06                          $6,920,421        41      1.84    $168,791     7.409      357.00      589      69.1
01/07                         $18,485,732       103      4.90    $179,473     7.142      358.00      598      71.0
02/07                         $23,404,685       128      6.21    $182,849     7.123      359.00      608      74.0
03/07                         $19,252,763        95      5.11    $202,661     7.029      360.00      608      76.0
04/07                            $150,000         1      0.04    $150,000     6.830      360.00      570      47.6
07/07                            $335,275         2      0.09    $167,638     6.763      352.00      646      73.6
08/07                            $298,070         1      0.08    $298,070     6.500      353.00      575      74.1
09/07                            $431,283         2      0.11    $215,642     8.051      354.00      520      72.9
10/07                            $330,914         2      0.09    $165,457     8.204      355.00      548      69.2
11/07                          $1,641,726        11      0.44    $149,248     7.317      356.00      632      73.4
12/07                          $5,672,972        35      1.50    $162,085     7.366      357.00      604      72.2
01/08                         $54,603,521       343     14.49    $159,194     7.713      358.00      586      68.6
02/08                        $100,590,106       615     26.69    $163,561     7.508      359.01      593      70.0
03/08                        $141,888,431       815     37.64    $174,096     7.322      360.00      596      72.6
04/08                            $151,520         1      0.04    $151,520     4.990      360.00      624      80.0
----------------------------------------------------------------------------------------------------------------------------------
                             $376,942,107     2,210    100.00    $170,562     7.396      359.12      596      71.5
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-9